    Exhibit 10.2
Execution Version

AMENDMENT NO. 1 CREDIT AND SECURITY AGREEMENT
    This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 21st day of October, 2020, by and among EXICURE, INC., a Delaware corporation (“Parent”), as a Borrower, EXICURE OPERATING COMPANY, a Delaware corporation (“Exicure Operating Company”), as a Borrower, MidCap FINANCIAL Trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement, dated as of September 25, 2020 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.Borrower has informed Agent that it has a Deposit Account for the sole purpose of securing Borrower’s obligations under the standby letter of credit for the benefit of the landlord of the Borrower’s location at 2430 N. Halsted St., Chicago, Illinois 60614 and such Deposit Account contains cash and Cash Equivalent in excess of $1,000,000 in violation of Section 6.6(a) of the Original Credit Agreement, which such amount exceeds the limits set forth in the definition of “Bank Services Collateral Accounts” of the Original Credit Agreement and, therefore, constitutes an Event of Default pursuant to Sections 10.1(c) and 10.1(d) of the Credit Agreement (the “Specified Defaults”).

C.Borrower has requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement and the other Financing Documents, to among other things, (a) amend certain provisions of the Original Credit Agreement relating to the foregoing and (b) waive the Specified Defaults.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:
1.Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.Conditional Limited Waiver.
(a)At the request of and as an accommodation to the Borrower, subject to the terms and conditions set forth herein, including without limitation the conditions set forth in Section 5 hereof, Agent and the Lenders hereby waive the Specified Defaults.
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(b)The conditional limited waiver set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (iii) except with respect to the Specified Defaults, constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents; or (iv) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.
3.Amendment to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, the Original Credit Agreement is hereby amended as follows:
(a)Subsection (a) of Section 6.6 of the Original Credit Agreement is amended and restated in its entirety as follows:
“(a)    Borrower shall, and shall cause each Credit Party to, provide Agent five (5) Business Days prior written notice before establishing any Collateral Account at or with any bank or financial institution. In addition, for each Collateral Account that any Credit Party at any time maintains (and in connection with any such Collateral Account established after the Closing Date, prior to opening such Collateral Account), Borrower shall, and shall cause each Credit Party to, cause the applicable bank or financial institution at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Agent’s Lien in such Collateral Account in accordance with the terms hereunder, which Control Agreement, inter alia, (i) provides that, upon written notice from Agent, such bank or financial institution shall comply with instructions originated by Agent directing disposition of the funds in such Collateral Account without further consent by Borrower and (ii) may not be terminated without prior written consent of Agent. The provisions of the previous sentence shall not apply to (x) Deposit Accounts exclusively used for payroll, payroll taxes and, in Agent’s discretion, other employee wage and benefit payments to or for the benefit of a Credit Party’s employees and identified to Agent by Borrower as such; provided, however, that, the aggregate balance in such accounts does not exceed the amount necessary to make the next two (2) immediately succeeding payroll, payroll tax or benefit payment (or such minimum amount as may be required by any requirement of Law with respect to such accounts), (y) the Bank Services Collateral Accounts (subject, in each case, to the limitations set forth in the definition thereof) and (z) the Citi Cash Collateral Account (subject to the limitations set forth in the definition thereof ((x), (y) and (z), collectively, “Excluded Accounts”). At all times Borrower shall maintain one (1) or more separate Deposit Accounts to hold any and all amounts to be used for payroll, payroll taxes and other employee wage and benefit payments, and shall not commingle any monies allocated for such purposes with funds in any other Deposit Account.”
(b)The following definition of “Citi Cash Collateral Account” is hereby added to Article 15 of the Original Credit Agreement in the appropriate alphabetical order therein:
“Citi Cash Collateral Account” means the segregated Deposit Account separately identified to Agent established by Borrower for the sole purpose of securing Borrower’s

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obligations under the standby letter of credit for the benefit of the landlord of the Borrower’s location at 2430 N. Halsted St., Chicago, Illinois 60614 and containing only such cash or Cash Equivalents that have been required to be pledged to secure such obligations of Borrower; provided, that the aggregate amount of cash and Cash Equivalents deposited in such Citi Cash Collateral Account does not, at any time, exceed One Million Three Hundred Thousand Dollars ($1,300,000).
(c)Clause (g) of the definition of “Permitted Contingent Obligations” in Article 15 of the Original Credit Agreement is hereby amended by replacing the referent to “One Million Dollars ($1,000,000)” therein with “One Million Three Hundred Thousand Dollars ($1,300,000)”;
(d)The definition of “Permitted Liens” in Article 15 of the Original Credit Agreement is amended by adding the following new clause (r) immediately after clause (q) thereof:
“(r)    certificates of deposit and/or segregated cash collateral accounts serving solely as collateral in connection with security deposit or letter of credit obtained for the sole purpose of securing a lease of real property permitted under clause (g) of the definition of “Permitted Contingent Obligations”, provided that the aggregate amount of such certificates of deposit or segregated cash collateral accounts does not exceed the aggregate amount of such Permitted Contingent Obligations;”
4.Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
5.Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:
(a)Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from Borrower, Agent and the Lenders;
(b)all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by

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materiality in the text thereof (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and
(c)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.
6.Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each of their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, now known or of which the Releasing Parties would reasonably be expected to know, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts now known to exist before the First Amendment Effective Date. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith. Without limiting the terms and conditions set forth in the Credit Agreement, the general release set forth in this Section 6 shall not extend to, and shall not include, any obligations of Agent and the Lenders to make the Credit Extensions after the date of this Agreement to Borrower in accordance with the terms of the Credit Agreement.
7.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
8.Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or

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any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
9.Miscellaneous.
(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.
(b)GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(c)WAIVER OF JURY TRIAL. BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)Incorporation of Credit Agreement Provisions. The provisions contained in Article 12 (Choice of law; venue and jury trial waiver) and Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law,

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including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.
(g)Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:    MIDCAP FINANCIAL TRUST,

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:     /s/ Maurice Amsellem
Name:     Maurice Amsellem
Title:     Authorized Signatory

LENDERS:    MIDCAP FINANCIAL TRUST,

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:    /s/ Maurice Amsellem
Name:     Maurice Amsellem
Title:     Authorized Signatory

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LENDERS:        SILICON VALLEY BANK

By:     /s/ Kristine Rohmer
Name:     Kristine Rohmer
Title:     Vice President II

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LENDERS:        ELM 2018-2 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:    /s/ John O’Dea
Name:     John O’Dea
Title:     Authorized Signatory

            ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:    /s/ John O’Dea
Name:     John O’Dea
Title:     Authorized Signatory

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BORROWER:                    EXICURE, INC.

By:	/s/ David Giljohann
Name:	David Giljohann
Title:	Chief Executive Officer
EXICURE OPERATING COMPANY

By:	/s/ David Giljohann
Name:	David Giljohann
Title:	Chief Executive Officer

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